UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


                         Date of Report: March 13, 1998
                                         --------------
                        (Date of earliest event reported)


                             NationsBank Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)


                                 North Carolina
                                 --------------
                 (State or other jurisdiction of incorporation)


          1-6523                             56-0906609
          ------                             ----------
     (Commission File Number)           (IRS Employer Identification Number)


                          NationsBank Corporate Center
                            Charlotte, North Carolina
                            -------------------------
                    (Address of principal executive offices)


                                      28255
                                      -----
                                   (Zip Code)


       Registrant's telephone number, including area code: (704) 386-5000
                                                           --------------

Item 5.  OTHER EVENTS
         ------------

     Effective January 9, 1997, Barnett Banks, Inc. ("Barnett") merged with and into a wholly-owned subsidiary of NationsBank Corporation ("Registrant") pursuant to an Agreement and Plan of Merger dated as of August 29, 1997, as amended ("Merger Agreement"). Upon consummation of the merger, each outstanding share of Barnett common stock was exchanged for 1.1875 shares of common stock of the Registrant. The merger was treated as a tax-free exchange and was accounted for as a pooling of interests.

     Accounting Series Release 135, issued by the Securities and Exchange Commission, requires that no affiliate of either combining company may reduce its risk relating to its common shareholder position during a period ending when financial results including at least 30 days of post-merger combined operations have been published. This Current Report on Form 8-K discloses 30 days of combined operating results to satisfy this requirement, as well as certain provisions of the Merger Agreement.

     In the opinion of the Registrant's management, the unaudited results of operations for the period February 1, 1998 to March 2, 1998 include all ordinary and recurring adjustments necessary to fairly present such results.

                             NationsBank Corporation
                                 For the Period
                        February 1, 1998 to March 2, 1998
                              (Dollars in millions)

                                     (Unaudited)
     Total Revenues *                 $ 1,424

     Net Income                         $ 406

* Net interest income after provision for credit losses plus noninterest income.

       Net income for the period February 1, 1998 to March 2, 1998 does not include any merger-related charges recorded as a result of the merger.

       The operating results have been prepared and published only for purposes of complying with pooling of interests accounting and contractual requirements, and are not necessarily indicative of the results that may be expected for any interim period or for the year ended December 31, 1998.


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NationsBank Corporation
                                        Registrant


Date: March 13, 1998                    /s/  Marc D. Oken
                                        -----------------
                                        Marc D. Oken
                                        Executive Vice President
                                        and Chief Accounting Officer
                                        (Duly Authorized Officer and
                                        Principal Accounting Officer)